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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) February 19, 1998
                                                         ----------------------


                                   DISC, INC.
             (Exact name of Registrant as specified in its charter)




         California                 033-52144               77-0129625
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(State or other jurisdiction       (Commission            (IRS Employer
      of incorporation)            File Number)          Identification No)




                372 Turquoise Street, Milpitas, California 95035
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (408) 934-7000
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

                                   Page 1 of 3

                             Exhibit Index on Page 3


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ITEM 5. OTHER EVENTS

        The information set forth in the Registrant's Press Releases dated February 19 and 26, 1998 is incorporated herein by reference. Factors affecting the Company's business plans and competitive environment are discussed in the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1996, and in its Quarterly Reports on Form 10-Q for the quarters ended March 31, 1997, June 30, 1997 and September 30, 1997.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT NO.    DESCRIPTION

99.1           Press Release dated February 19, 1998.

99.2           Press Release dated February 25, 1998.




                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       DISC, INC.



Date:  February 26, 1998               By:  /s/ Henry Madrid
                                            ------------------------------------
                                            Henry Madrid
                                            Chief Financial Officer


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                                  EXHIBIT INDEX


                                                                     SEQUENTIAL
EXHIBIT NO.  DESCRIPTION                                               PAGE NO.


99.1         Press Release dated February 19, 1998.                       4

99.2         Press Release dated February 25, 1998.                       7